EXHIBIT 99.4

                               SPECIAL COMMITTEES

         WHEREAS, the Board believes that it is appropriate and in the best interests of the Company and its shareholders to create and establish two special committees of directors, one to manage the business and operations of Empire Financial Group, Inc. ("EFG") and Empire Investment Advisors, Inc. ("EIA"), both Florida corporations and wholly-owned subsidiaries of the Company, and the second to manage the business and operations of Advantage Trading Group, Inc., a Florida corporation and wholly-owned subsidiary of the Company; and

         NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Florida Business Corporation Act, as amended (the "Act"), and the Company's Bylaws, John J. Tsucalas and Richard L. Goble, are hereby appointed as a special committee of the Board (the "Advantage Trading Special Committee"), which shall have and may exercise all the power and authority of the Board to manage the business and operations of Advantage Trading in the ordinary course and consistent with past practices, except that the Advantage Trading Special Committee shall not have the power and authority to: (i) approve or recommend to shareholders actions or proposals required by the Act to be approved by shareholders of Advantage Trading, (ii) fill vacancies on the board of directors of Advantage Trading or any committee thereof, (iii) adopt, amend or repeal Advantage Trading's Bylaws or Articles of Incorporation, (iv) authorize or approve the reacquisition of shares of Advantage Trading unless pursuant to a general formula or method specified by the Board of the Company, (v) alter, amend, modify or supersede any resolution approved and adopted by the Board concerning or relating to Advantage Trading, (vi) negotiate, execute or deliver any contract, agreement, understanding or arrangement between Advantage Trading, on the one hand, or Mr. Goble, on the other hand, including, without limitation, any transaction in which Mr. Goble has a direct or indirect financial interest, (vii) increase, decrease, modify or amend the salary, bonus or other compensation payable to Mr. Goble, directly or indirectly, and (viii) authorize or approve the issuance or sale or contract for the sale of shares of Advantage Trading, or determine the designation and relative rights, preferences and limitations of a voting group relating to any capital stock of Advantage Trading; and it is

         FURTHER RESOLVED, that pursuant to the Act and the Company's Bylaws, John J. Tsucalas and Kevin M. Gagne are herby appointed as a special committee of the Board (the "EFG/EIA Special Committee"), which shall have and may exercise all the power and authority of the Board to manage the business and operations of EFG and EIA, in the ordinary course and consistent with past practices, except that the EFG/EIA Special Committee shall not have the power and authority to: (i) approve or recommend to shareholders actions or proposals required by the Act to be approved by shareholders of EFG or EIA, as the case

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may be, (ii) fill vacancies on the board of directors of EFG or EIA, or any committee thereof, as the case may be, (iii) adopt, amend or repeal EFG's or EIA's Bylaws or Articles of Incorporation, as the case may be, (iv) authorize or approve the reacquisition of shares of EFG or EIA unless pursuant to a general formula or method specified by the Board of the Company, (v) alter, amend, modify or supersede any resolution approved and adopted by the Board concerning or relating to EFG or EIA, (vi) negotiate, execute or deliver any contract, agreement, understanding or arrangement between EFG or EIA, on the one hand, or Mr. Gagne, on the other hand, including, without limitation, any transaction in which Mr. Gagne has a direct or indirect financial interest, (vii) increase, decrease, modify or amend the salary, bonus or other compensation payable to Mr. Gagne, direct or indirectly, and (viii) authorize or approve the issuance or sale or contract for the sale of shares of EFG or EIA, or determine the designation and relative rights, preferences and limitations of a voting group relating to any capital stock of EFG or EIA; and it is

         FURTHER RESOLVED, that the determinations made by the Advantage Trading Special Committee and EFG/EIA Special Committee within the scope of the power and authority granted by these resolutions shall not be subject to modification by the Board until such committees cease to exist as provided below, and shall in all respects be binding upon Advantage Trading, EFG or EIA, as the case may be; and it is

         FURTHER RESOLVED, that Richard L. Goble shall be the Chairman of the Advantage Trading Special Committee and that Kevin M. Gagne shall be the Chairman of the EFG/EIA Special Committee; and it is

         FURTHER RESOLVED, that, the Advantage Trading Special Committee and EFG/EIA Special Committee shall both automatically cease to exist upon the earlier of (i) the consummation of a spin-off of Advantage Trading from the Company, and (ii) June 30, 2003; and it is

         FURTHER RESOLVED, that the foregoing recitals and resolutions, including the power and authority of the special committees established therein, may not be altered, modified or amended in any way except by a unanimous vote of the entire Board.

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